UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2006

Knoll, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12907	13-3873847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Water Street, East Greenville, Pennsylvania	18041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 679-7991

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

A. Amended Credit Facility

On August 1, 2006, Knoll, Inc. (the “Company”) amended its Amended and Restated Credit Agreement, dated October 3, 2005, among the Company, Bank of America, N.A., as administrative agent, UBS Securities LLC, as syndication agent, UBS Securities LLC and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, and the other lenders party thereto (the “Credit Agreement”), which Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 3, 2005 (the “October 8-K”), by entering into (i) an incremental term loan assumption agreement (the “Term Loan Agreement”) with Bank of America, N.A. as administrative agent, and the lenders party thereto and (ii) an incremental revolving loan assumption agreement (the “Revolving Loan Agreement”) with Bank of America, N.A., as administrative agent, and the lenders party thereto. The Term Loan Agreement increased the amount the Company can borrow under its term loan facility by $38.0 million. The Revolving Loan Agreement increased the amount the Company can borrow under its revolving credit facility by $12.0 million.

Except as modified by the Term Loan Agreement or Revolving Loan Agreement, the Credit Agreement remains in full force and effect and all borrowings, including any additional borrowings made available pursuant to the Term Loan Agreement or Revolving Loan Agreement, are subject to all the terms and conditions of the Credit Agreement, including without limitation, the applicable interest rate provisions and maturity dates. The Credit Agreement, after giving effect to the Term Loan Agreement and the Revolving Loan Agreement, permits the Company to increase its term loan facility in the future by up to an additional $62.0 million, subject to certain limitations and satisfaction of certain conditions. Any such subsequent increase in the term loan facility can be effected without the consent of the lenders under the credit facility.

On August 1, 2006, the Company borrowed the $38.0 million made available pursuant to the Term Loan Agreement, the proceeds of which were used to repay amounts outstanding under the Company’s revolving credit facility. The terms of payment and other material terms relating to such amount, which are governed by the Credit Agreement, are described in the October 8-K.

A copy of the Term Loan Agreement and Revolving Loan Agreement are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference. Banc of America Securities LLC and an affiliate of UBS Securities LLC served as underwriters in our public offering in December 2004 and our secondary offerings in February 2006 and August 2006 (expected to close August 8, 2006; see Item 7.01 below).

B. Stock Purchase Agreement with Warburg, Pincus Ventures, L.P.

The Company has agreed to purchase, pursuant to a Stock Purchase Agreement, dated August 1, 2006, by and between the Company and Warburg, Pincus Ventures, L.P. (“Warburg Pincus”), 3,900,000 shares of the Company’s common stock owned by Warburg Pincus for aggregate consideration of $65,947,050, or $16.9095 per share. The Company’s purchase from Warburg Pincus is conditioned on completion of the Company’s previously announced secondary offering, which is expected to occur on August 8, 2006, and the satisfaction of certain other closing conditions. A copy of the stock purchase agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

C. Underwriting Agreement

On August 2, 2006, the Company, Warburg Pincus and Burton B. Staniar entered into an underwriting agreement with Goldman, Sachs & Co. and Banc of America Securities LLC, as representatives of the several underwriters named therein, in connection with the offer and sale by Warburg Pincus and Mr. Staniar of an aggregate of 9,200,000 shares of the Company’s common stock. Warburg Pincus has also granted the underwriters a 30-day option to purchase an additional 1,366,362 shares of common stock. The shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-135253) filed on June 23, 2006 (the “Registration Statement”). The offering is scheduled to close on August 8, 2006, subject to customary closing conditions. Banc of America Securities LLC and an affiliate of UBS Securities LLC, who are underwriters in the offering, act as agents and/or lenders under the Credit Agreement (see Item 1.01A above).

A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01A (Amended Credit Facility) is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 2, 2006, the Company issued a press release announcing that the secondary offering of Knoll common stock by Warburg Pincus and Burton B. Staniar was priced at $17.66 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On August 2, 2006, Willkie Farr & Gallagher LLP delivered its legality opinion with respect to the shares of Company common stock offered by Burton B. Staniar. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference. A legality opinion with respect to the shares of Company common stock offered by Warburg Pincus was delivered on June 23, 3006 and filed as Exhibit 5.1 to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1 –	Underwriting Agreement, dated August 2, 2006, among Knoll, Inc., Warburg, Pincus Ventures, L.P., Burton B. Staniar, Goldman, Sachs & Co. and Banc of America Securities LLC, as representatives of the several underwriters named therein.

Exhibit 5.1 –	Opinion of Willkie Farr & Gallagher LLP.

Exhibit 10.1 –	Incremental Term Loan Assumption Agreement, dated August 1, 2006, among Knoll, Inc., Bank of America, N.A., as administrative agent, and the lenders party thereto.

Exhibit 10.2 –	Incremental Revolving Loan Assumption Agreement, dated August 1, 2006, among Knoll, Inc., Bank of America, N.A., as administrative agent, and the lenders party thereto.

Exhibit 10.3 –	Stock Purchase Agreement, dated August 1, 2006, between Knoll, Inc. and Warburg, Pincus Ventures, L.P.

Exhibit 23.1 –	Consent of Willkie Farr & Gallagher LLP (included in the opinion filed as Exhibit 5.1).

Exhibit 99.1 –	Press Release, dated August 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLL, INC.

Dated: August 2, 2006	By:	/s/ Patrick A. Milberger
	Name:	Patrick A. Milberger
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated August 2, 2006, among Knoll, Inc., Warburg, Pincus Ventures, L.P., Burton B. Staniar, Goldman, Sachs & Co. and Banc of America Securities LLC, as representatives of the several underwriters named therein.
5.1	Opinion of Willkie Farr & Gallagher LLP.
10.1	Incremental Term Loan Assumption Agreement, dated August 1, 2006, among Knoll, Inc., Bank of America, N.A., as administrative agent, and the lenders party thereto.
10.2	Incremental Revolving Loan Assumption Agreement, dated August 1, 2006, among Knoll, Inc., Bank of America, N.A., as administrative agent, and the lenders party thereto.
10.3	Stock Purchase Agreement, dated August 1, 2006, between Knoll, Inc. and Warburg, Pincus Ventures, L.P.
23.1	Consent of Willkie Farr & Gallagher LLP (included in the opinion filed as Exhibit 5.1).
99.1	Press Release, dated August 2, 2006.